EXHIBIT 10.33

                     LEASE AGREEMENT

                         between

                   CAMTECH ASSOCIATES,
              a Florida general partnership

                           and

                 HOMEOWNERS GROUP, INC.
                 a Delaware corporation

                 Dated: November 1, 1995

             Sawgrass Office Campus, Bldg. A
                  400 Sawgrass Parkway
                 Sunrise, Florida 33325


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                                SUMMARY OF LEASE

THIS DOCUMENT IS MERELY A SUMMARY AND ANY PROVISIONS OF THE LEASE AND OTHER AGREEMENT BETWEEN LANDLORD AND TENANT SHALL PREVAIL OVER CONFLICTING PROVISIONS CONTAINED HEREIN.

(A) LANDLORD'S MAILING ADDRESS: 6400 North Andrews Avenue
                                Fort Lauderdale, Florida 33309

(B) TENANT'S NAME:              Homeowners Group, Inc.
    MAILING ADDRESS:            400 Sawgrass Parkway
                                Sunrise, Florida 33325

(C) DEMISED PREMISES:           Office Campus, Bldg. A
                                400 Sawgrass Parkway
                                Sunrise, Florida 33325

    RENTABLE SQUARE FOOTAGE     24,980

(D) TERM:                       Ten (10) years

(E) COMMENCEMENT DATE:          Sixty (60) days following Turnover Date
    EXPIRATION DATE:            One hundred twenty (120) months following
                                Commencement Date

(F) BASE RENT:                  $10.75 Per Square Foot (Year 1)

    LEASE TERM        ANNUAL RENT          MONTHLY INSTALLMENT
                      (Year 1)             (Year 1)
    10 years          $268,535.00          Base Rent          $22,377.91
                                           Additional Rent    $ 8,347.48
                                           Sales Tax          $ 1,843.52
                                                              ----------
                                           TOTAL              $32,568.91

(G) INTERIM OPERATING EXPENSES: $4.01 Per Square Foot (1995 estimate)

(H) SECURITY/DAMAGE DEPOSIT:    $44,800.00

(I) PERMITTED USE:              General business and Administrative offices

(J) EXHIBITS: The following exhibits attached to this Lease are hereby incorporated herein and made a part hereof.

    EXHIBIT "A" - Premises
    EXHIBIT "B" - Legal Description
    EXHIBIT "C" - Site Plan
    EXHIBIT "D" - Estoppel Certificate
    EXHIBIT "E" - Tenant Rules and Regulations
    EXHIBIT "F" - Electrical Service Agreement
    EXHIBIT "G" - Parking
    EXHIBIT "H" - Subordination, Non-Disturbance & Attornment Agreement EXHIBIT "I" - Signage
    EXHIBIT "J" - Office Campus Phase II Land

Please make all checks payable to: Camtech Associates
                                   c/o Stiles Property Management
                                   6400 North Andrews Avenue
                                   Ft. Lauderdale, Florida 33309

PLEASE INCLUDE CAMTECH ASSOCIATES, AS AN ADDITIONAL INSURED ON ALL INSURANCE POLICIES.

                                 LEASE AGREEMENT

          THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into the 1st day of November, 1995, by and between CAMTECH ASSOCIATES, a Florida general partnership (hereinafter referred to as "Landlord") and Homeowners Group, Inc., Delaware corporation (hereinafter referred to as "Tenant").

                                  WITNESSETH:

          THAT LANDLORD, in consideration of the rents and agreements hereafter promised and agreed by Tenant to be paid and performed, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the real property described herein, subject to the following terms.

                                    ARTICLE I

                          DESCRIPTION OF PROPERTY; TERM

          SECTION 1.1 DESCRIPTION OF PROPERTY. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following space: approximately 24,980 rentable square feet (hereinafter called the "Demised Premises" or "Premises") approximately as shown on Exhibit "A" and made a part of this Lease, which Premises comprises the Building known as Sawgrass Office Campus, Building A, located at 400 Sawgrass Parkway, Sunrise, Florida 33325 (hereinafter called the "Building"), as described in Exhibit "B" and depicted on the site plan attached hereto as Exhibit "C", together with the right to use all of the facilities contained in the Building and parking areas. All of the land and real property underlying the Building or adjacent thereto, with all improvements thereto including the Building, and used in connection with the operation of the Building shall be referred to herein as the "Property". Prior to occupancy of the Premises, Landlord's architect will certify the exact square footage of the Premises, and Tenant's Rent set forth below will be adjusted accordingly.

          SECTION 1.2 TERM. Tenant shall have and hold the Premises for a term of ten (10) years (hereinafter referred to as the "Term" or "Lease Term"), commencing sixty (60) days following the Turnover Date (as herein defined) (the "Commencement Date") and expiring one hundred twenty (120) months thereafter (the "Expiration Date"). In the event the Turnover Date occurs later than November 15, 1995, Landlord shall reimburse Tenant an amount not to exceed the equivalent of fifty percent (50%) of Tenant's Rent obligation at its current location, (based upon the rental rate being paid during the last year of the Lease Term thereof) for a period not to exceed 45 days from the Turnover Date. For the purposes of this Lease, the "Turnover Date" shall be defined as the date on which Landlord tenders possession of the Premises to Tenant for Tenant's completion of alterations to the Premises. Except for the payment of Rent, Tenant shall be bound by all of the terms and conditions as contained herein, including the insurance requirements set forth in Article X below, as of the Turnover Date. If the Turnover Date does not occur by February 1, 1996, Tenant shall be entitled to cancel the Lease by written notice to Landlord. In such event, Landlord shall reimburse Tenant for all reasonable out-of-pocket expenses, not to exceed $10,000.0 in connection with this Lease. Tenant further agrees that it shall be responsible for all electricity serving the Premises as of the Turnover Date. If the Term of this Lease commences on any day of the month other than the first day, Rent from such date to the end of such month shall be prorated according to the number of days in such month and paid on a per diem basis, in advance, on or before the Commencement Date. Tenant agrees that it will execute, prior to occupancy, an Estoppel Certificate in the form attached hereto as Exhibit "D", certifying said dates. Tenant's failure or refusal to execute said Estoppel Certificate shall constitute a default hereunder.


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                                   ARTICLE II

                                    BASE RENT

          SECTION 2.1 BASE RENT: LATE CHARGE: SALES TAX. Subject to Section 2.2 below, Tenant agrees to pay Landlord an aggregate base rent for the first year of the Lease Term in the amount of $268,535.00 (the "Base Rent"), payable in 12 equal monthly installments of $22,377.91 in advance of the first day of each and every month during the first year of the Lease Term. The first month's Rent (defined below) shall be paid simultaneously with the execution of this Lease. In addition, Tenant shall be responsible for the payment of Additional Rent as provided in Article III below (the Base Rent and Additional Rent shall sometimes be collectively referred to as the "Rent"). In the event any monthly Rent payment is not paid within ten (10) days after it is due, Tenant agrees to pay a late charge of five (5%) percent of the amount of the payment due. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of Rent to Landlord by Tenant. Tenant further agrees that the late charge assessed pursuant to this Lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant, and may be treated by Landlord as Additional Rent owed by Tenant. Tenant shall pay to Landlord all sales or use taxes pertaining to the Rent (currently 6%) which shall bc remitted by Landlord to the Florida Department of Revenue.

          SECTION 2.2 BASE RENT ABATEMENT. Landlord hereby agrees to waive the first three (3) monthly payments of Base Rent during the Lease Term. Tenant hereby agrees to pay its Proportionate Share of Operating Expenses during the full term of the Lease, including the Base Rent abatement period. Notwithstanding the foregoing, however, the entire Base Rent otherwise due and payable during the 3-month abatement period shall become immediately due and payable upon the occurrence of an event of default by Tenant under the Lease.

          SECTION 2.3 BASE RENT ADJUSTMENT. Commencing on the first (1st) anniversary of the Lease, and each and every anniversary thereafter including option years, if any, the Base Rent shall increase by three (3%) percent over the previous year's Base Rent.

          SECTION 2.4 PAYMENT WITHOUT NOTICE OR DEMAND. The Rent called for in this Lease shall be paid to Landlord without notice or demand, and without counterclaim, offset, deduction, abatement, suspension, deferment, diminution or reduction except as otherwise set forth herein. Tenant hereby waives all rights (except as conferred by statute otherwise) to quit, terminate or surrender this Lease or the Premises or any part thereof, or to any abatement, suspensions, deferment, diminution or reduction of the Rent on account of any such circumstances or occurrence except as set forth herein.

          SECTION 2.5 PLACE OF PAYMENT. All payments of Rent shall be made and paid by Tenant to Stiles West Associates, Ltd., c/o Stiles Property Management, 6400 North Andrews Avenue, Fort Lauderdale, Florida 33309, or at such other place as Landlord may, from time to time, designate in writing to Tenant. All Rent shall be payable in current legal tender of the United States, as the same is then by law constituted. Any extension, indulgence, or waiver granted or permitted by Landlord in the time, manner or mode of payment of Rent, upon any one (1) occasion, shall not be construed as a continuing extension, indulgence or waiver, and shall not preclude Landlord from demanding strict compliance herewith.

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                                   ARTICLE III

                                 ADDITIONAL RENT

          SECTION 3.1 ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay as "Additional Rent" the Operating Expenses (as herein defined) of the Building and the Property. Additional Rent shall be paid to Landlord in accordance with the following provisions:

          1. Landlord shall furnish to Tenant prior to thirty (30) days after the beginning of each calendar year, including the first calendar year, a budget setting forth Landlord's estimate of Operating Expenses for the upcoming year. Tenant shall pay to Landlord, on the first day of each month as Additional Rent, an amount equal to one-twelfth (1/12th) of Landlord's estimate of the Operating Expenses for that calendar year. If there shall be any increase or decrease in the Operating Expenses for any year, whether during or after such year, Landlord shall furnish to Tenant a revised budget and the Operating Expenses shall be adjusted and paid or credited, as the case may be. If a calendar year ends after the expiration or termination of this Lease, the Additional Rent payable hereunder shall be prorated to correspond to that portion of the calendar year occurring within the Term of this Lease.

          2. Within 120 days after the end of each calendar year, Landlord shall furnish to Tenant an operating statement showing the actual Operating Expenses incurred for the preceding calendar year. Tenant shall either receive a refund or be assessed an additional sum based upon the difference between the actual Operating Expenses and the Additional Rent payments made by Tenant during said year. Any additional sum owed by Tenant to Landlord shall be paid within thirty
(30) days of receipt of assessment. Any refund owed by Landlord to Tenant shall be credited toward Tenant's next month's rental payment. Each operating statement given by Landlord shall be conclusive and binding upon Tenant unless, within thirty (30) days after Tenant's receipt thereof, Tenant shall notify Landlord that it disputes the accuracy of said operating statement. In no event shall Landlord recover more than 100% of its actual costs for operating expenses. Failure of Landlord to submit the written statement referred to herein shall not waive any rights of Landlord, unless such statement is not submitted within one year from the end of the prior calendar year. Tenant shall have the right, within 6 months of its receipt of the operating statement at Tenant's sole cost and expense, to audit Landlord's records pertaining to operating expenses, any overbilling discovered in such audit shall be promptly refunded to Tenant. In the event the overstatement of charges exceeds 5% of the sum previously billed to Tenant, Landlord shall reimburse Tenant for the reasonable cost of such audit. All of Landlord's books and records shall be maintained in accordance with accounting practices generally accepted in the industry.

          3. Landlord's "Operating Expenses", as calculated pursuant to Section
3.1.1 above, shall mean expenses relating to the operation and maintenance of the Building and the Property, and all amenities and appurtenances relating thereto, including, without limitation, the following:

          (a) reasonable and customary management fees, wages and salaries of all persons engaged in the maintenance and operation of the Building and Property;

          (b) social security taxes and all other taxes which may be levied against Landlord;

          (c) medical and general benefits for all Building employees, pension payments and other fringe benefits;

          (d) administrative expenses and charges;

          (e) all insurance premiums;

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          (f) stand-by sprinkler charges, water charges and sewer charges;

          (g) electricity and fuel used in the heating, ventilation, air-conditioning, lighting and all other operations of the common areas of the Property, if any;

          (h) trash removal from the Building;

          (i) painting of the Building; provided, however, if repainting of the Building occurs at any time during the last four years, the only portion of such cost which shall be included in the Operating Expenses, shall be a fraction, the numerator of which is the number of months remaining under the Lease Term when the repainting occurs, and the denominator of which is the number of months of the useful life of the painting of the Building.

          (j) window cleaning and related equipment and supplies;

          (k) maintenance and repair of the Building and Property;

          (l) maintenance and service contracts;

          (m) tools, equipment and supplies necessary for the performance of repairs and maintenance (which are not required to be capitalized for federal income tax purposes);

          (n) maintenance, repair and replacement of all mechanical and electrical equipment in the Building; provided, however, the only portion OF HVAC replacement expenses that shall be included in Operating Expenses shall be a fraction the numerator of which is the number of months remaining under the Lease Term when the replacement is made, and the denominator of which is the number of months of the useful life of the replacement item.

          (o) maintenance and repair of elevators, restrooms, lobbies, and hallways of the Building;

          (p) Tenant's proportionate share of maintenance of pavement, curbs, walkways, lighting facilities, landscaping, driveways, parking areas and drainage areas upon the Property. Tenant's proportionate share shall be determined by dividing Tenant's rentable square footage leased hereunder by the total rentable square footage of Sawgrass Office Campus Buildings A & B.

          (q) personal property taxes;

          (r) real estate taxes assessed against the Building and the Property. The term "real estate taxes" shall mean any tax or assessment levied, assessed or imposed at any time by any governmental authority upon or against the Building or the Property or any part thereof, any tax or assessment levied, or any franchise, income, profit or other tax or governmental imposition levied, assessed or imposed against or upon Landlord in substitution in whole or in part for any tax or assessment against or upon the Building and the Property or any part thereof;

          (s) assessments for public improvements imposed against the Building and the Property and assessments of the Association (defined below);

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          (t) a reasonable amortization cost due to any capital expenditures incurred to reduce or limit Operating Expenses of the Property and Building, to provide electronic security for the Building, or which may now or hereafter be required by governmental authority or by Landlord's insurance carrier;

          (u) all other reasonable and customary costs and expenses which would be considered as an expense of maintaining, operating or repairing the Building and the Property in accordance with accounting practices generally accepted in the industry.

4. Operating Expenses shall not include the following;

          (a) Payments of principal, interest, or other finance charges made on any debt, or the amortization of funds borrowed by Landlord;

          (b) Ground rent or other rental payments made under any ground lease or underlying lease;

          (c) Costs of structural repairs of a capital nature to the Building including roof replacement, structural repairs to the roof, curtain wall, foundation, floor slabs (except for normal caulking and maintenance and except excessive and abnormal use on the part of Tenant);

          (d) Salaries, wages, or other compensation paid to officers or executives of Landlord above the level of Building Manager;

          (e) Salaries, wages, or other compensation or benefits paid to off-site employees or other employees of Landlord who are not assigned full-time to the operation, management, maintenance, or repair of the Building; provided however, Operating Costs shall include Landlord's reasonable allocation of compensation paid for the wages, salary, or other compensation or benefits paid to the individual Building manager, if offsite, who is assigned part time to the operation, management, maintenance, or repair of the Building;

          (f) Costs of advertising and public relations and promotional costs associated with the promotion or leasing of the Building and costs of signs in or on the Building identifying the owners of the Building or any Tenant of the Building;

          (g) Any costs, fines or penalties incurred due to the violation by Landlord of any governmental rule or authority;

          (h) Any other expense for which Landlord actually receives reimbursement from insurance (except for Landlord's deductible), condemnation awards, other Tenants or any other source;

          (i) Costs of repairs, restoration, replacements or other work occasioned by (i) fire, windstorm or other casualty which is covered by Landlord's insurance, except for deductible, (whether such destruction be total or partial) and (ii) the exercise by governmental authorities of the right of eminent domain (whether such taking be total or partial);

          (j) Costs incurred in connection with such disputes with tenants, other occupants, or prospective Tenants, or costs and expenses incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

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          (k) Costs incurred in connection with the sale refinancing, refinancing, mortgaging, selling or change of ownership of the Building;

          (l) Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due;

          (m) Costs incurred by Landlord which are associated with the operation of the business of the legal entity which constitutes Landlord as the same is separate and apart from the cost of the operation of the Building, including legal entity formation and legal formation and legal entity accounting (including incremental accounting fees relating to the operation of the Building to the extent incurred separately in reporting operating results to the Building's owners or lenders);

          (n) Costs of a capital nature or which would be capitalized under generally accepted accounting principles, except as otherwise provided in Section 3.1.3(t) above;

          (o) General overhead and general administrative expenses and accounting, recordkeeping and clerical support of Landlord or the management agent;

          (p) Fees for management of the Building in excess of three (3%) of Tenant's Base Rent; as long as the Building is a single tenant building;

          (q) Costs arising from the presence of hazardous materials or substances in or about or below the land or the Building, including without limitation, hazardous substances in the groundwater or soil except as proven to be the result of Tenant's use or occupancy of the Building;

          (r) Costs incurred for any items to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty;


          (s) Non-cash items, such as deductions for depreciation and amortization of the Building and the Building equipment, interest on capital invested, bad debt losses, rent losses and reserves for such losses;

          (t) Expenses incurred in effecting compliance with requirements of Americans With Disabilities Act or any other law in existence as of the date hereof, except with work performed by the Tenant and except for requirements resulting from Tenant's particular use of the Premises;

          (u) Legal fees (except for contesting tax assessments) or other professional or consulting fees (except such other professional or consulting fees that are directly related to the maintenance, operation or management of the Building);

          (v) All amounts which would otherwise be included in Operating Costs which are paid to any affiliate or subsidiary of Landlord, or any representative, employee or agent of same, to the extent the costs of such services exceed the competitive rates for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience;

          (w) Services provided and costs incurred in connection with the operation of ancillary operations owned, operated or subsidized by Landlord, with the exception of Landlord's ownership and operation of Office Campus Building B and the parking lot adjacent thereto;


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          (x) Consulting costs and expenses paid by Landlord except to the extent that such costs serve to reduce Tenant's Operating
              Expenses.

          5. The term "Declaration" shall mean that certain Declaration of Covenants, Conditions and Restrictions for Sawgrass International Corporate Park. Pursuant to the Declaration, a corporation not-for-profit, known as Sawgrass Property Owners' Association, Inc. (the "Association") has been formed to enforce the Declaration and to operate and maintain the Common Areas referred to therein. Tenant agrees to pay Tenant's proportionate share of any and all maintenance or other assessments imposed by the Association on Landlord as owner of the Property as provided in the Declaration.


          SECTION 3.2 INTERIM OPERATING EXPENSES. During the period from the Commencement Date through December 31, 1995, Tenant shall pay as Interim Operating Expenses $4.01 per square foot per year, payable monthly as Additional Rent, which is merely an estimate of the actual Interim Operating Expenses for such period. Not later than 120 days after the end of the calendar year, Landlord shall compute the actual Operating Expenses incurred during such period. Tenant shall either receive a refund or be assessed an additional sum based upon the difference between Tenant's Proportionate Share of the actual Operating Expenses and the payments of Interim Operating Expenses made by Tenant during such period. Any additional sum owed by Tenant to Landlord shall be paid within ten (10) days of receipt of assessment. Any additional sum owed by Landlord to Tenant shall be credited toward Tenant's next month's rental payment. Notwithstanding the foregoing, however, in no event shall Tenant's proportionate share of "Controllable Operating Expenses" (defined below) be more than thirty (30) cents over Landlord's estimate of the controllable portion of interim Operating Expenses. Landlord's estimate of the controllable portion of interim Operating Expenses is $1.54 per square foot of rentable area of the Premises.

          SECTION 3.3 CONTROLLABLE EXPENSE CAP. Landlord hereby represents that "Controllable Operating Expenses" (all expenses other than real estate taxes, Building insurance and utilities, including dumpster service) shall not increase by more than five (5%) percent per year over the previous year's Controllable Operating Expenses, cumulative during the Term hereof, and any renewal terms. Landlord's actual costs for real estate taxes, Building insurance and utilities shall be passed through to Tenant on a pro-rata basis.

                                   ARTICLE IV

                             SECURITY/DAMAGE DEPOSIT

          SECTION 4.1 SECURITY/DAMAGE DEPOSIT. Simultaneously with the execution of this Lease, Tenant shall pay the sum of $44,800.00 to be held by Landlord as a damage deposit and/or as security for the performance by Tenant of all of the terms, covenants and conditions hereof and the payment of Rent or any other sum due Landlord hereunder. Landlord shall have the right to apply all or any part of the security deposit against: (a) unreasonable wear and tear of the Premises;
(b) loss or damage to the Premises or other property of the Landlord caused by Tenant, Tenant's employees, agents invitee, or licensees; (c) the cost of restoring the Premises, except for reasonable wear and tear, to the same condition it was in at the time Tenant began occupancy thereof exclusive of initial Tenant Improvements made by Tenant and subsequent alterations approved by Landlord; and (d) Rent payments which remain due and owing beyond any applicable grace period. Landlord shall not be limited in pursuing Landlord's remedies against Tenant for costs, losses or damages to the Premises or to any other property of Landlord for any such costs, losses or damages which are in excess of the above described security deposit amount. Such security deposit shall bear no interest and may be commingled with other security deposits or funds of Landlord.


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                                    ARTICLE V

                                 USE OF PREMISES

          SECTION 5.1 USE OF PREMISES. Tenant may use the Premises for general business and administrative offices for a marketing company which provides real estate related services to a national network of real estate brokerage firms, and any other use not otherwise prohibited by applicable use restrictions or zoning restrictions affecting the Premises. Tenant will not use or permit the use of the Premises or any part thereof for any unlawful purpose, or in violation of any and all applicable ordinances, laws, rules or regulations of any governmental body, the Association or of Landlord provided for in Exhibit "E" herein, and will not do or permit any act which would constitute a public or private nuisance or waste or which would be a nuisance or annoyance or cause damage to Landlord or Landlord's other tenants or which would invalidate any policies of insurance or increase the premiums thereof, now or hereafter written on the Building and/or the Property.

                                   ARTICLE VI

                                     PARKING

          SECTION 6.1 PARKING. At all times during the Term hereof, there shall be available at the Building one hundred (100) parking spaces for the nonexclusive use of Tenant in the area crosshatched on Exhibit "G" attached hereto, based upon a ratio of 4 parking spaces per 1,000 rentable square feet being leased hereunder. In the event Tenant leases additional space as provided herein, Tenant's number of parking spaces shall increase in accordance with said ratio. In the event Tenant requires additional parking (the "Additional Parking"), Landlord agrees to construct the Additional Parking on vacant land within the Office Campus Phase II land as depicted on Exhibit "J" attached hereto, if available, provided Landlord is the owner of said land and provided it is sufficient for the construction of the Additional Parking. The cost of construction of the Additional Parking shall be reimbursed to Landlord by Tenant through the amortization of such cost (at an interest rate of twelve (12%) percent per annum) over the remainder of the Lease Term, provided at least five
(5) years are remaining under the Lease Term. In the event less than five (5) years remain, Tenant agrees, prior to Landlord's construction of the Additional Parking, to extend the Term of the Lease for a period which shall not expire prior to five (5) years from construction of the Additional Parking. Alternatively, rather than extend the Term of the Lease as contemplated by the preceding sentence, Tenant can elect to pay the construction cost amortized over the remaining balance of the Lease Term. Landlord shall competitively bid the construction with at lease three (3) contractors, and Landlord agrees that its "soft" construction costs shall be reasonable.

                                   ARTICLE VII

                           PREPARATION OF THE PREMISES

          SECTION 7.1 LEASEHOLD IMPROVEMENTS. The Premises shall be completed and prepared for by Tenant, at Tenant's expense, subject to the conditions of
ARTICLE XI below. The facilities, materials and work to be furnished, installed and performed in the Premises by Tenant, at its expense, are hereinafter referred to as "Tenant's Alterations". Landlord agrees to contribute up to $5.00 per square foot (inclusive of architectural fees and permitting) towards Tenant's cost of performing Tenant's Alterations to the Premises (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be funded once per month based on work in place as certified by Tenant's architect. Together with each request for payment which Landlord shall pay within ten (10) days of Tenant's application therefor, Tenant shall submit a partial release of lien by its cont;actor for the previous disbursement. Within thirty (30) days after final disbursement, Tenant shall deliver a final contractor's release of lien.

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

          Landlord hereby grants to Tenant permission to install two concrete pads on the exterior of the Building, the location and size of which shall be subject to Landlord's prior approval. Upon the expiration or earlier termination of this Lease, and upon Landlord's request, which request must be given to Tenant on or before thirty (30) days prior to Lease expiration or earlier termination, Tenant shall be obligated to remove the concrete pads and repair any damage to the Building or the Property resulting from such installation.

          SECTION 7.4 ACCEPTANCE OF PREMISES. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the condition of the Premises and neither Landlord nor any assignee of Landlord shall be liable for any latent defect therein. Landlord shall, however, be responsible for repairing any damage resulting from a latent defect. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken, except for the minor insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date. If Landlord shall give Tenant permission to enter into possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions, and provisions of this Lease, including the execution of an estoppel certificate. Landlord hereby represents and warrants to Tenant, to the best of Landlord's knowledge, no hazardous substances exist within the Building or on the Property as of the date of Tenant's possession, and Landlord indemnifies and holds Tenant harmless with respect to any loss, damage or claim which the Tenant suffers by virtue of environmental matters, including but not limited to, violation of environmental regulations or laws, other than those caused by Tenant. This provision is in addition to Section 24.2.

                                   ARTICLE VIII

                         LANDLORD AND TENANT OBLIGATIONS

          SECTION 8.1 TENANT'S OBLIGATIONS. Tenant shall be responsible for all repairs, THE NEED for which arises out of: (a) the performance or existence of Tenant's Work or alterations; (b) the installation, use or operation of Tenant's Property (defined below) in the Premises; (c) the moving of Tenant's Property in or out of the Building; (d) the act, omission, misuse or neglect of Tenant or any of its subtenants, employees, agents, contractors or invitees. Tenant shall also be responsible for the replacement of all scratched, damaged or broken doors and glass in and about the Premises, the maintenance and replacement of wall and floor coverings in the Premises, and for the repair and maintenance of all sanitary and electrical fixtures therein.

          SECTION 8.2 LANDLORD'S OBLIGATIONS. Landlord shall be obligated to keep and maintain the systems and facilities serving the Premises, in good working order and shall make all repairs as and when needed in or about the common areas and the Premises, except for those repairs for which Tenant is responsible pursuant to any of the provisions of this Lease. Landlord shall not be liable for any damage to Tenant's Property caused by (a) water from bursting or leaking pipes, or waste water about the Property unless caused by the negligence of Landlord or that of its employees, agents or contractors; (b) from an intentional or negligent act of any other tenant or occupant of the Building or the Property; (c) fire, hurricane or other acts of God; (d) riots or vandals; or (e) from any other cause not directly attributable to the negligent or wrongful act of Landlord, its agents or employees. Landlord shall not be required to furnish any services or facilities to, or to make any repairs to or replacements or alterations of the Premises where necessitated due to the fault of Tenant, its agents ar.d employees, or other tenants, their agents or employees. In addition, the Landlord agrees to maintain and keep at all times, at Landlord's sole costs and expense, which expense shall be reimbursed by Tenant through the payment of Additional Rent, the Building (and access thereto) in good order and condition and to make any and all repairs promptly as and when needed. Prior to making any repairs, Landlord agrees to provide Tenant with reasonable notice, except in the case of an emergency when no notice shall be required, and further agrees to use its best efforts to minimize interference with Tenant's access to or use of the Premises. Notwithstanding the foregoing however, to the extent that Landlord is required under the terms of this Lease to furnish such services or make repairs or alterations to the Premises or the Building, and to the extent the Premises are rendered untenable or unusable for the purposes set forth in this Lease, as a result of Landlord's failure to do so (or failure to commence to do so) for a period of more than five (5) business days, Tenant shall be entitled to abate its rent following such five (5) day period until such time as the Premises have been rendered tenable or usable by Landlord as required hereunder.

          SECTION 8.3 FLOOR LOADS: NOISE AND VIBRATION. Tenant being the only Tenant in the Building, shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise, electrical interference or vibration that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord or other tenants in the Building, shall, at Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber, or spring-type vibration eliminators sufficient to eliminate such noise, electrical interference or vibration. Landlord represents that, to the best of its knowledge, the minimum live load capacities of the Building are as follows:
100 pounds p.s.f. of floor l and 50 pounds p.s.f. of floor 2.

          SECTION 8.4 GAS. ELECTRICITY AND TELEPHONE. In the event Tenant elects to have natural gas at the Premises, Tenant, at Tenant's sole cost and expense, shall be responsible for connecting to the natural gas line on 136th Avenue. Tenant shall thereafter be responsible for all costs associated with such service, including an emergency generator. Tenant's natural gas service shall be separately metered and paid directly by Tenant to the utility company providing such service. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to ensure that such capacity is not exceeded and to avert possible adverse effects upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect major equipment to the Building's electric distribution system or telephone system, or make any alteration or addition to the electric system of the Premises existing on the Commencement Date. Tenant's electrical usage under this Lease contemplates only the use of normal and customary office equipment including, but not limited to, personal computers, printers, modems, and other computer data equipment used by Tenant in the conduct of its business. In the event Tenant wishes to install any office equipment which uses substantial additional amounts of electricity, then Tenant agrees that Landlord's consent is required before the installation of such additional office equipment. Tenant shall be solely liable for electricity and telephone expenses relating to the Premises. Tenant's electrical service shall be separately metered, per Electrical Service Agreement attached hereto as Exhibit F. Tenant shall have the right, at Tenant's sole cost and expense, to install, maintain and provide fuel for Tenant's Uninterrupted Power Source system together with a concrete pad for same, subject to Landlord's prior approval as set forth in
Section 7.1 above.

          SECTION 8.5 JANITORIAL SERVICE. Tenant, at Tenant's sole cost and expense, shall provide janitorial service for the Premises. Alternatively, Tenant may elect to have janitorial service provided by Landlord, in which event the actual cost thereof shall be included in Operating Expenses.

          SECTION 8.6 RIGHT TO STOP SERVICES. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, or other Building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary, by reason of accident, emergencies, strikes, or the making of repairs or changes which Landlord is required to make pursuant to this Lease, by law or in good faith deems necessary, and Landlord shall not be held liable for delays in the restoration of such services resulting from difficulty in securing proper supplies of fuel, steam, water, electricity, labor, supplies, or any other cause beyond Landlord's reasonable control. Notwithstanding the foregoing, however, in the event such stoppage of services continues for a period of more than five (5) consecutive business days due to the actions or inaction or Landlord, Tenant shall be entitled to abate its base rent and additional rent payments until such services are restored.

          SECTION 8.7 HEATING VENTILATION AND AIR CONDITIONING. Except as otherwise provided herein, Landlord shall provide and maintain the heating, ventilation and air conditioning system serving the Building. The maintenance of the HVAC system shall be at Landlord's expense, which expense shall be reimbursed by Tenant through the payment of Additional Rent.

                                   ARTICLE IX

                        LANDLORD'S AND TENANT'S PROPERTY

          SECTION 9.1 LANDLORD'S PROPERTY. Except as stated in Paragraph 9.2 below, all fixtures, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term of this Lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, and shall be deemed the property of Landlord ("Landlord's Property") and shall not be removed by Tenant except as otherwise specifically set forth herein. Further, any carpeting in the Premises on the Commencement Date, shall not be removed by Tenant.

          SECTION 9.2 TENANT'S PROPERTY. All moveable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of moveable personal property owned by Tenant and located in the Premises (hereinafter collectively referred to as "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term of this Lease, provided Tenant is not in default hereunder. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises normal wear & tear and Tenant's leasehold improvements and subsequent alterations excepted. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord.

          SECTION 9.3 REMOVAL OF TENANT'S PROPERTY. At or before the Expiration Date of this Lease, or within five (5) days after any earlier termination hereof, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property, and shall restore the Premises to the same physical condition and layout as they existed immediately following completion of Tenant's initial improvements in the Premises, reasonable wear and tear and initial leasehold improvements and subsequent alterations excepted. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease, or after a period of five (5) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord. Landlord upon Landlord's approval of Tenant's plans, may request Tenant to remove and pay to Landlord the cost of repairing any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and the cost of restoring the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, reasonable wear and tear excepted. Notwithstanding the foregoing, Tenant shall not be required to remove any alterations to the Premises unless Landlord's written consent to such alterations (including Tenant's initial Tenant Improvements) was specifically conditioned on the requirement that Tenant remove such alterations upon the expiration of the Lease Term.

          SECTION 9.4 LANDLORD'S LIEN AND SECURITY INTEREST. As security for the performance of Tenant's obligations under this Lease, Tenant hereby grants to Landlord a security interest in and Landlord's lien upon all of Tenant's furniture, fixtures and equipment located in the Premises which are not now or in the future encumbered by a security interest in favor of a vendor or lender. Tenant hereby irrevocably appoints Landlord as Tenant's attorney- in-fact and empowers Landlord to execute on Tenant's behalf a UCC-I Financing Statement, renewals and terminations thereof, for the purpose of perfecting Landlord's security interest. Notwithstanding the foregoing, however, Landlord hereby agrees to execute a Landlord's Waiver in the event Tenant leases or obtains financing secured by any equipment or furniture necessary for Tenant's use and occupation of the Premises, or other financing relating to the Tenant's business or operations.

                                    ARTICLE X

                                    INSURANCE

SECTION 10.1 TENANT'S INSURANCE.

          1. Tenant shall, during the Term of this Lease, maintain insurance against public liability, including that from personal injury or property damage in or about the Premises resulting from the occupation, use or operation of the Premises, insuring both Landlord and Tenant, in amount of not less than One Million ($1,000,000) Dollars Combined Single Limit for both bodily injury and property damage.

          2. Tenant shall maintain insurance upon all property including personal property in the Premises owned by Tenant, or for which Tenant is legally liable, and shall provide Landlord with evidence of same. The insurance specified herein shall provide protection against perils included within the standard Florida form of fire and extended coverage insurance policy, together with insurance against vandalism and malicious mischief.

          3. All policies of insurance provided for in Section 10.1 shall be issued in a form acceptable to Landlord by insurance companies with general policyholder's rating of A-(XI) as rated in the most current available "Best's Insurance Reports", and qualified to do business in Florida, or such other insurance company approved by Landlord in writing. Each and every such policy:

          (a) shall be issued in the name of Tenant and shall include Landlord and any other parties in interest designated in writing by notice from Landlord to Tenant as additional insureds;

          (b) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest named as additional insureds;

          (c) shall (or a certificate thereof shall) be delivered to Landlord and any such other parties in interest within ten (10) days before delivery of possession of the Premises to Tenant and thereafter, within thirty (30) days prior to the expiration of each policy, and as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained in like manner and to like extent;

          (d) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction in the amount of insurance;

          (e) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry; and

          (f) shall contain a provision that Landlord and any such other parties in interest, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant.

          4. Any insurance provided for in Section 10.1 may be maintained by means of a policy or policies of blanket insurance, provided, however, that: (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as additional insureds thereunder as their interests may appear; (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (iii) the requirements set forth in this
ARTICLE X are otherwise satisfied.

          5. These insurance requirements are subject to commercially reasonable modification in the event any Superior Mortgage (hereafter defined) of Landlord requires different insurance. In such event, the reasonable requirements of such Superior Mortgagee shall control provided such requirements do not unreasonably increase Tenant's insurance premiums.

          SECTION 10.2 LANDLORD'S INSURANCE. Landlord shall, at its expense (as part of the Operating Costs), at all times during the term hereof, maintain or cause to be maintained in effect coverage under a policy or policies of fire and extended coverage insurance covering the Building, in an amount not less than 100% of the full replacement value (exclusive of the cost of excavation, foundations and footings) providing protection against any peril generally included within the classification (Fire Extended Coverage). Tenant shall be named as an additional insured under Landlord's insurance on the Building. Prior to the Commencement Date, Landlord shall deliver to Tenant a certificate of insurance in form reasonably satisfactory to Tenant evidencing the insurance required to be maintained by Landlord hereunder.

          SECTION 10.3 WAIVER OF SUBROGATION. Landlord and Tenant release each other, and their respective representatives from any claims for damages to the Premises or the Building and other improvements in which the Premises are located, and to the fixtures, personal property, tenant's improvements and alterations of either Landlord or Tenant in the Premises or the Building that are caused by or result from risks insured against (or required hereunder to be insured against) under any property insurance policies carried by the parties and enforce at the time of any such damage to the limits of any such coverage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waive all right of recovery by way of subrogation against each other in connection with any damage covered by any property insurance policy. Neither parties shall be liable to the other for property damages caused by fire or other casualty or any of the risks insured against under any property insurance policy required by this Lease to the limits of any such property insurance company.

          SECTION 10.4 DESTRUCTION OF THE PREMISES OR BUILDING. If, during the Term hereof, the Premises and/or the Building are damaged by reason of fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Subject to the prior rights of any Superior Mortgagee, Landlord shall restore the Premises and/or the Building to substantially the same condition they were in immediately before said destruction. If the restoration can be accomplished within 180 working days after the date Landlord receives notice of the destruction, such destruction shall not serve to terminate this Lease. If the restoration cannot be performed within the time stated in this Section, then within ninety (90) days after the parties determine that the restoration cannot be completed within said time, either party may terminate this Lease upon thirty
(30) days notice to the other party. If Tenant fails to terminate this Lease and restoration is permitted under existing laws, Landlord, at its election, may restore the Premises and/or the Building, within a reasonable period of time, and this Lease shall continue in full force and effect. Rent shall be abated during the period in which the Premises (or portion thereof on a prorated basis) are rendered untenantable as a result of such damage, unless said damage was caused by the negligence or intentional wrongful act of Tenant or its employees, agents or invitees. Notwithstanding the foregoing, however, if the Premises shall be damaged or destroyed to the extent untenantable, within the last twelve
(12) months of the Lease Term, either party shall have the right to terminate this Lease, provided that notice thereof is given to the other party not later than sixty (60) days after such damage or destruction. Should Landlord elect to terminate this Lease, the entire insurance proceeds shall be and remain the outright property of Landlord, subject to the prior rights of any Superior Mortgagee, and except any proceeds received for Tenant's personal Property which shall be the property of Tenant.

                                   ARTICLE XI

                       ALTERATIONS AND CONSTRUCTION LIENS

          SECTION 11.1 ALTERATIONS BY TENANT. No alterations shall be made by Tenant unless the following conditions are met:

          (a) Tenant shall have received the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall provide a written request to the Landlord accompanied by plans for the proposed alteration. Landlord shall approve or reject Tenant's request within fifteen (15) days of Tenant's request. Landlord's failure to deny the request within fifteen (15) days of Tenant's proposed alterations shall constitute approval of the request. Landlord shall not be entitled to receive any fee for any review of the request by Tenant under Section 11.1.

          (b) All such alterations or improvements shall be performed by Landlord at Tenant's expense or by a contractor approved by Landlord, which approval shall not be unreasonably withheld, and which shall be granted or denied within fifteen (15) business days of Tenant's request. In the event that Landlord does not act upon Tenant's request within the time provided, then such contractor shall be deemed to have been approved by Landlord.

          (c) Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities;

          (d) Tenant shall have procured all permits, licenses and other authorizations required for the lawful and proper undertaking thereof. Tenant shall assume full responsibility for compliance with any laws, codes or regulations, including associated costs for same, and specifically including changes to the Building which such Tenant alterations require, even if codes, laws and regulations in effect when the Building was originally constructed would not have required such changes. Tenant shall not otherwise be responsible for code compliance matters relating to the original construction of the Building.

          (e) all alterations when completed shall be of such a nature as not to
          (i) reduce or otherwise adversely affect the value of the Premises;
          (ii) diminish the general utility or change the general character thereof; (iii) result in an increase of the Operating Expenses, beyond the Operating Expense cap described above; or (iv) adversely affect the mechanical, electrical, plumbing, security or other such systems of the Building or the Premises;

          (f) all alterations made by Tenant shall remain on and be surrendered with the Premises on expiration or earlier termination of this Lease, except that Landlord can elect, simultaneously with Landlord's approval, to require Tenant to remove any and all alterations Tenant has made to the Premises. With respect to alterations which the Tenant proposes to make after Landlord's approval of the initial leasehold improvements, Landlord, in connection with Landlord's approval of Tenant's plans for alterations, may condition approval upon the Tenant's agreement to remove and repair or pay to the Landlord the cost of repairing any damage to the Premises or the Building resulting from such installation and/or removal of Tenant's property and the costs of restoring the premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, normal wear and tear and Tenant's initial leasehold improvements and subsequent alterations approved by the Landlord excepted. If Landlord does not require removal in connection with its approval of any alteration by the Tenant, then Tenant shall not be obligated for removal of such alterations or for the cost of repairing connection with damage related to such removal.

          (g) Notwithstanding anything contained in this Section to the contrary, Tenant shall not be obligated to obtain Landlord's consent for alterations to the Premises which do not require a building permit, have a value of less than $5,000, are not visible from the exterior of the Building, and do not affect the Building structure.

SECTION 11.2 CONSTRUCTION REQUIREMENTS.

A. The following items must be submitted to Landlord's representative prior to commencement of Tenant's alterations:

   (l) two final and complete sets of Construction Documents, prepared by a licensed Architect, that will be used for obtaining a building permit and for construction purposes;

   (2) a copy of building permit;

   (3) a copy of a Certificate.of Insurance form from the General Contractor's insurance agent naming the Landlord as an additional insured;

   (4) a list of all subcontractors from the General Contractor who will be providing materials and/or services to the Premises.

   (5) prior to commencement of construction, Tenant must procure a construction dumpster for the disposal of all construction materials. The Building dumpster may not be used for this purpose.

B. The following items must be submitted to Landlord's representative upon completion of Tenant's alterations:

   (l) copy of Certificate of Occupancy;

   (2) final Releases of Lien from all subcontractors;

   (3) copy of Contractor's Affidavit.

          SECTION 11.3 CONSTRUCTION LIENS. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all such costs and liabilities incurred by Tenant, and against any and all construction liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises or the Building or site on which it is located. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any construction liens for improvements or work made by or for Tenant; and this Lease specifically prohibits the subjecting of Landlord's interest in the Premises of any construction liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this Lease. All persons dealing with Tenant are hereby -placed upon notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, for improvements or work the cost of which is the responsibility of Tenant, Tenant agrees to have such notice of claim of lien cancelled and discharged of record as a claim against the interest of Landlord in the Premises, the Building or the Property (either by payment or bond as permitted by law), within twenty (20) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under this Lease.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

          SECTION 12.1 TENANT'S TRANSFER.

          (a) Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and, at Landlord's election, shall constitute a default hereunder. No consent to any assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Section. Notwithstanding anything continued in this Section to the contrary, Landlord's consent shall not be required in the case of an assignment or sublet to any affiliate of Tenant.

          (b) If Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner/or partners owning 50% or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment.

          (c) If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling percentage of the capital stock of Tenant, or the sale of 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors, shall be deemed a voluntary assignment subject to Paragraph (a) above. This Section 12.1(c) shall not apply in the event the surviving entity's net worth is equal to or greater than Tenant's net worth as of the date hereof.

          (d) Landlord may consent to the sublease of all or any part of the Premises provided Tenant and the sublessee enter into a sublease incorporating the same terms and conditions as contained herein (exclusive of rent), and Landlord and Tenant shall share equally in any increased Rent, including sales tax, paid by a sublessee or assignee.

          (e) Any assignment agreed to by Landlord shall be evidenced by a validly executed Assignment and Assumption of Lease Agreement. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of this Section shall be void and confer no rights upon any third person. Such attempt shall constitute a material breach of this Lease and entitle Landlord to the remedies provided for default.

          (f) If, without such prior written consent, this Lease is transferred or assigned by Tenant, or if the Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord may, in addition to and not in diminution of, or substitution for, any other rights and remedies under this Lease, or pursuant to law to which Landlord may be entitled as a result thereof, collect Rent directly from the transferee, assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved.

          SECTION 12.2 TENANT'S LIABILITY. Notwithstanding any assignment or sublease, and notwithstanding the acceptance of Rent by Landlord from any such assignee or sublessee, Tenant shall continue to remain liable for the payment of Rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained.

          SECTION 12.3 LANDLORD'S TRANSFER. Landlord shall have the right to sell, assign, mortgage, or otherwise encumber or dispose of Landlord's interest in the Premises, the Building, the Property and this Lease subject to Article XX, below, and provided any assignee or future Landlord agrees to be bound by the terms of Section 4.1 hereof relating to the repayments of Tenant's security deposit.

                                  ARTICLE XIII

                                   OBLIGATIONS

          SECTION 13.1 OBLIGATIONS OF TENANT. Tenant shall, during the Term of this Lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may now or hereafter be applicable to the Premises or to its use, whether or not the same shall interfere with the use or occupancy of the Premises, arising from (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or
(d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all of the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Landlord represents that, upon the Commencement Date hereof, the Premises shall be in compliance with the requirements of the Americans with Disabilities Act. If, at any time during the Term hereof, it is determined that the Premises are not in compliance, Landlord, at its expense, shall bring the Premises into compliance, provided that such non-compliance was not caused by alterations performed by Tenant, or as a result of Tenant's particular use of the Premises. Landlord and Tenant agrees to defend, indemnify and save each other harmless from and against all claims, loss, liability, cost and damages including, but not limited to, suits, fines, judgments, claims for personal injury or property damage arising out of any claim against the Landlord, or

Tenant, respectively, the basis of which is the vioLation of an Americans with Disabilities Act compliance obligation with respect to the Building or the Premises for which the other party was responsible.

          SECTION 13.2 RULES AND REGULATIONS. Tenant shall also comply with all rules and regulations now existing (See Exhibit "E"), or as may be subsequently applied by Landlord provided such additional rules and regulations do not interfere with Tenant's normal conduct of business, and provided any future rules or regulations imposed by Landlord are not in conflict with the terms of this Lease, in which event the terms of this Lease shall control.

                                   ARTICLE XIV

                 RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

          SECTION 14.1 PAYMENT OR PERFORMANCE. Landlord shall have the right, upon ten (10) days prior written notice to Tenant (or without notice in case of emergency or in order to avoid any fine, penalty, or cost which may otherwise be imposed or incurred), following the expiration of any applicable cure period, to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable attorney's fees. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to do so shall not constitute a release of any obligation or a waiver of any default.

          SECTION 14.2 REIMBURSEMENT. All payments made and all reasonable costs and expenses incurred in connection with Landlord's exercise of the right set forth in Section 14.1, shall be reimbursed by Tenant within ten (10) days after receipt of a bill setting forth the amounts so expended, together with interest at the annual rate of Prime plus 2% from the respective dates of the making of such payments or the incurring of such costs and expenses. Any such payments, costs and expenses made or incurred by Landlord may be treated as Additional Rent owed by Tenant.

                                   ARTICLE XV

                        NON-LIABILITY AND INDEMNIFICATION

          SECTION 15.1 NON-LIABILITY OF LANDLORD. Neither Landlord, nor any beneficiary, joint venture partner, agent, servant, or employee of Landlord, nor any Superior Mortgagee (as defined in Article XX below), shall be liable to Tenant for any loss, injury, or damage to Tenant or to any other person, or to its property, unless caused by or resulting from the negligence or intentional wrongful act of Landlord, its agents, servants or employees, in the operation or maintenance of the Premises or the Building, subject to the doctrine of comparative negligence in the event of contributory negligence on the part of Tenant or any of its subtenants, licensees, employees, agents or contractors. Tenant recognizes that any Superior Mortgagee will not be liable to Tenant for injury, damage or loss caused by or resulting from the negligence of Landlord. Further, neither Landlord, nor any Superior Mortgage, nor any joint venture partner, director, officer, agent, servant, or employee of Landlord shall be liable (a) for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (b) for incidental or consequential damages or lost profits arising out of any loss of use of the Premises, or any equipment or facilities therein, by Tenant or any person claiming through or under Tenant.

SECTION 15.2 INDEMNIFICATION

          (a) Tenant hereby agrees to indemnify Landlord and hold it harmless from and against all claims, actions, damages, liability, and expenses which may arise in connection with bodily injury, loss of life, and/or damage to property arising from or out of any occurrence in, upon, or at the Demised Premises, or the occupancy or use by Tenant of the Demised Premises or any part thereof, or occasioned totally or in part by any negligent act or omission of Tenant, its agents, contractors, employees, servants, or subtenants unless such damage is due to the negligent or wrongful act or omission of Landlord, its agents or employees. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant in connection with the Demised Premises, Tenant hereby agrees to hold Landlord harmless and pay all costs, expenses, and reasonable attorney's fees and costs incurred by Landlord in connection with such litigation. To the maximum extent permitted by law, Tenant agrees to use and occupy the Demised Premises at Tenant's own risk, except as otherwise provided herein and except for any loss or damage resulting from any negligent or wrongful act or omission of Landlord, its agents or employees.

          (b) Landlord shall indemnify, defend and save Tenant harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to or destruction of property arising from or out of any occurrence in, upon or at the common areas, or occasioned wholly in or part by any act or omission of Landlord, its agents, contractors, employees or servants, unless such damage is due to the negligent or wrongful act or omission of Tenant, its agents or employees. In case Tenant, without fault on its part, shall be made a part to any such litigation without fault on its part, commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless and pay all costs and attorneys' fees incurred by Tenant in connection with such litigation, and any appeals thereof.

          SECTION 15.3 INDEPENDENT OBLIGATIONS; FORCE MAJEURE. If either party to this Lease, as the result of any (i) strikes, lockouts or labor disputes,
(ii) inability to obtain labor or materials or reasonable substitutes therefor,
(iii) acts of God, governmental action, condemnation, civil commotion, fire or other casualty, or (iv) other conditions similar to those enumerated in this Section (other than inability to pay monies due under this Lease) beyond the reasonable control of the party obligated to perform, fails punctually to perform any non-monetary obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. Except as expressly set forth herein, Landlord shall not be liable to Tenant for any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Buildings with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond either party's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises (provided, however, Landlord shall repair any damage resulting from a latent defect upon notice from Tenant) or the Building nor shall Landlord be liable for injury or damage to person or property caused by fire, theft, heating or air-conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, or dampness, which may leak or flow from any part of the Buildings, or from the pipes, appliances or plumbing work of the same, unless caused by the negligence of Landlord, its agents or employees.

                                   ARTICLE XVI

                                     DEFAULT

          SECTION 16.1 EVENTS OF DEFAULT. Tenant shall be in default under this Lease if any one or more of the following events shall occur:

          (a) Tenant shall fail to pay any installment of the Rent and/or any expenses called for hereunder as and when the same shall become due and payable, and such default shall continue for a period of ten (10) days after receipt of written notice that the same is due; or

          (b) Tenant shall default in the performance of or compliance with any of the other terms or provisions of this Lease, and such default shall continue for a period of thirty (30) days after the giving of written notice thereof from Landlord to Tenant, or, in the case of any such default which cannot, with bona fide due diligence, be cured within said thirty (30) days, Tenant shall fail to proceed within said thirty
          (30) day period to cure such default and thereafter to prosecute the curing of same with all due diligence (it being intended that as to a default not susceptible of being cured with due diligence within such period of thirty (30) days, the time within which such default may be cured shall be extended for such period as may be necessary to permit the same to be cured with due diligence); or

          (c) Tenant shall assign, transfer, mortgage or encumber this Lease or sublet the Premises in a manner not permitted by ARTICLE XII; or

          (d) Tenant shall file a voluntary petition in bankruptcy or any Order for Relief be entered against it, or shall file any petition or answer seeking any arrangement, reorganization, composition, readjustment or similar relief under any present or future bankruptcy or other applicable law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant of all or any substantial part of Tenant's properties; or

          (e) If any creditor of Tenant shall file a petition in bankruptcy against Tenant or for reorganization of Tenant, under state or federal law, and if such petition is not discharged within ninety (90) days after the date on which it is filed; or

then, and in any such event, or during the continuance thereof (subject to the time period described in subparagraph (e) above), Landlord may, at its option, by written notice to Tenant, designate a date not less than five (5) days from the giving of such notice on which this Lease shall end, and thereupon, on such date, this Lease and all rights of Tenant hereunder shall terminate.

          SECTION 16.2 SURRENDER OF PREMISES. Upon any such termination of this Lease, Tenant shall surrender the Premises to Landlord, and Landlord, at any time after such termination, may, without further notice, re-enter and repossess the Premises without being liable to any prosecution or damages therefore.

          SECTION 16.3 RELETTING. At any time or from time to time after any such termination of this Lease, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms and on such conditions as Landlord, in its sole discretion, may determine, and may collect and receive the rents therefore. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting.

          SECTION 16.4 SURVIVAL OF OBLIGATIONS. No termination, pursuant to this
ARTICLE XVI, shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligations shall survive any such termination.

          SECTION 16.5 HOLDOVER. Should Tenant hold over and remain in possession of the Premises at the expiration of any Term hereby created, Tenant shall, by virtue of this Section, become a Tenant at sufferance and shall pay Landlord 150% of the Rent per month of the last monthly installment of Rent above provided to be paid. Said tenancy at sufferance shall be subject to all the conditions and covenants of this Lease as though the same had been a tenancy at sufferance instead of a tenancy as provided herein, and Tenant shall give to Landlord at least thirty (30) days prior written notice of any intention to vacate the Premises, and shall be entitled to ten (10) days prior notice of any intention of Landlord to evict Tenant from the Premises in the event Landlord desires possession of the Premises; provided, however, that said Tenant at sufferance shall not be entitled to ten (10) days notice in the event the said Rent is not paid in advance without demand, the ten (10) days written notice otherwise required being hereby expressly waived.

          SECTION 16.6 DEFAULT BY LANDLORD. If Landlord shall violate, neglect or fail to perform or observe any of the representations, covenants, provisions, or conditions contained in the Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure, Tenant may, upon further written notice to Landlord, and after providing Landlord with an additional thirty (30) day cure period thereafter, incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the reasonable costs thereof. All remedies of Tenant provided for herein or otherwise at law or in equity, shall be cumulative and concurrent.

                                  ARTICLE XVII

                                DAMAGES/REMEDIES

          SECTION 17.1 DAMAGES. In the event this Lease is terminated under the provisions or any provisions of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord sums equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor following such termination through the Expiration Date of this Lease, less the fair market value of the Premises during the terminated portion of the Lease Term.

          If Landlord, at its option shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when received by Landlord, the expenses incurred or paid by Landlord in terminating this Lease and in securing possession thereof, as well as the expenses of reletting, including, without limitation, the alteration and preparation of the Premises for new tenants, brokers' commissions, attorneys' fees and all other expenses properly chargeable against the Premises and the rental therefrom. It is hereby understood that any such reletting may be for a period shorter or longer than the remaining Term of this Lease but in no event shall Tenant be entitled to receive any excess of such net rents over the sum payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a reletting, except to the extent that such rents are actually received by Landlord.

          SECTION 17.2 REMEDIES. Lawsuits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired, nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. All remedies of Landlord provided for herein, or otherwise at law or in equity, shall be cumulative and concurrent.

                                  ARTICLE XVIII

                                 EMINENT DOMAIN

          SECTION 18.1 TAKING. If any part of the Building or if more than 20% of the Property shall be taken by condemnation (or by voluntary conveyance upon notice of condemnation) or in any other manner for any public or quasi- public use or purpose, which materially affects Tenant's use and occupancy of the Premises, then Tenant, at its option, may terminate this Lease as of the date of vesting of title as a result of such taking, and the Base Rent and Additional Rent shall be prorated and adjusted as of such date.

          SECTION 18.2 AWARD. Landlord shall be entitled to receive the entire award or payment in connection with any taking without deduction therefrom, except to the extent that Tenant shall be entitled to compensation based upon damages sustained to Tenant's Property. Tenant shall not -be precluded from taking its own action against the condemning authority to the extent allowable by law.

          SECTION 18.3 TEMPORARY TAKING. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to pay the Rent in full when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much as represents the period after such Expiration Date. All monies received by Landlord as, or as part of, an award for temporary use and occupancy for a period beyond the date through which the Rent has been paid by Tenant, shall be held and applied by Landlord as a credit against the Rent becoming due hereunder.

          SECTION 18.4 PARTIAL TAKING. In the event of any taking of less than the whole of the Premises, the Building and/or the Property, which does not result in termination of this Lease: (a) subject to the prior rights of a Superior Mortgagee, Landlord, at its expense, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises which are Tenant's Property) to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall deem desirable), so as to constitute a complete and tenantable Building and Premises; and (b) Tenant, at its expense, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are deemed Tenant's Property pursuant hereto, to substantially their former condition to the extent feasible, subject to reasonable changes which Tenant shall deem desirable, and limited to the extent of the condemnation award funds made available to Tenant for such purpose. Such work by Tenant shall be deemed alterations as described in Section 11.1 hereinabove. In the event of any partial taking, Tenant shall be entitled to a reduction in Rent for the remainder of the Lease Term following such partial taking based upon the percentage of space taken relative to the original Premises leased.

                                   ARTICLE XIX

                                 QUIET ENJOYMENT

          SECTION 19.1 QUIET ENJOYMENT. Landlord agrees that Tenant, upon paying all Rent and all other charges herein provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease and the rules and regulations of Landlord affecting the Premises on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease.

                                   ARTICLE XX

                  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

          SECTION 20.1 SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE. A. On or before thirty (30) days from the date hereof, Landlord covenants to obtain from each lender the security for whose loan encumbers the Property (and each lessor whose interest in the Property is paramount to Landlord's ("Overlessor") at the time of execution hereof, an executed nondisturbance agreement assuring Tenant that, notwithstanding any default by Landlord to the lender or Overlessor or any foreclosure or deed in lieu thereof (or Overlessor's termination proceedings), Tenant's rights under this Lease shall continue in full force and effect and its possession of the Premises shall remain undisturbed, except in accordance with the provisions of this Lease, so long as Tenant is not in default hereunder so as to permit Lease termination. Such agreement(s) shall be substantially in form and content as Exhibit "H" attached hereto. If Landlord breaches its obligations(s) hereunder, Tenant may terminate this Lease by written notice to Landlord at any time prior to Tenant's receipt of all required nondisturbance agreements.

          B. Tenant shall, upon Landlord's request, subordinate this Lease in the future to any mortgage lien placed by Landlord upon the Project or any part thereof, provided that such lender executes a nondisturbance agreement providing that if Tenant is not then in default under this Lease, this Lease shall not terminate as a result of the foreclosure of such lien, or conveyance in lieu thereof, and Tenant's rights under this Lease shall continue in full force and effect and its possession shall be undisturbed, except in accordance with the provisions of this Lease. Tenant will, upon request of the lienholder, be a party to such an agreement, and will agree that, if such lienholder succeeds to the interest of Landlord, Tenant will recognize said lienholder (or successor in interest of the lienholder) as its Landlord under the terms of this Lease. Such agreement shall be substantially in form and content as Exhibit "H" attached hereto.

          SECTION 20.2 NOTICE TO LANDLORD AND SUPERIOR MORTGAGEE. If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel this Lease or to claim a partial or total eviction, Tenant shall not exercise such light (a) until it has given written notice of such act or omission to Landlord and any Superior Mortgagee whose name and address shall previously have been furnished to Tenant; and (b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee shall have become entitled under such Superior Mortgage to remedy the same.

                                   ARTICLE XXI

                           LANDLORD'S RIGHT OF ACCESS

          SECTION 21.1 ACCESS FOR MAINTENANCE AND REPAIR. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder. Landlord and its agents shall have the right to enter upon the Premises for the purpose of making any repairs therein or thereto which shall be considered necessary or desirable by Landlord, in such a manner as not to unreasonably interfere with Tenant in the conduct of Tenant's business on the Premises. Landlord shall use reasonable efforts to provide Tenant with reasonable notice prior to entering the Premises, except in the case of emergency, and shall use its best efforts to minimize interference with Tenant's conduct of business.

          SECTION 21.2 ACCESS FOR INSPECTION AND SHOWING. Upon reasonable notice to Tenant and during normal business hours, Landlord and its agents shall have the right to enter and/or pass through the Premises to examine the Premises and to show them to actual and prospective purchasers, mortgagees or lessors of the Building. During the period of six (6) months prior to the Expiration Date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants. Landlord shall use reasonable efforts to identify such guests except in the event anonymity is requested.

          SECTION 21.3 LANDLORD'S ALTERATIONS AND IMPROVEMENTS. If, at any time, any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

                                  ARTICLE XXII

                             SIGNS AND OBSTRUCTIONS

          SECTION 22.1 SIGNS. Tenant shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Premises or the Building, any sign, awning, canopy or advertising matter of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises except as approved by Landlord, and will not place or maintain any freestanding standard within or upon the Common Area of the Building or immediately adjacent thereto; without first obtaining Landlord's express prior written consent. No exterior or interior sign visible from the exterior of the Building shall be permitted. Tenant further agrees to maintain any such signage approved by Landlord in good condition and repair at all times and to remove the same at the end of the Term of this Lease if requested by Landlord. Upon removal thereof, Tenant agrees to repair any damage to the Premises caused by such installation and/or removal. Notwithstanding anything contained in this Section 22.1 to the contrary, Tenant shall have the right to install its sign on the Building in accordance with Exhibit "I" attached hereto, the location and specifications of which shall be subject to Landlord's prior approval, and all appropriate governmental approvals. Tenant, at Tenant's sole cost and expense, shall be responsible for maintaining such signage and, upon expiration or earlier termination of this Lease, Tenant shall remove same and repair any damage to the Building resulting from the installation of Tenant signage.

          SECTION 22.2 OBSTRUCTIONS. Tenant shall not obstruct the sidewalks; parking lots or other public portions of the Building or the Property in any manner whatsoever.

                                  ARTICLE XXIII

                                     NOTICES

         SECTION 23.1 NOTICES. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered by hand, sent by recognized overnight courier (such as Federal Express), telecopied (followed by overnight courier) or mailed by certified or registered mail, return receipt requested, in a postage prepaid envelope, and addressed as follows:

If to Landlord:                   Camtech Associates, c/o Stiles Property
                                  Management
                                  6400 North Andrews Avenue
                                  Fort Lauderdale, Florida 33309
                                  Attn: Vickie Baisden
                                  Fax No.: (305) 776-9188

With a copy to:                   Stiles Corporation
                                  6400 North Andrews Avenue
                                  Fort Lauderdale, Florida 33309
                                  Attn: Legal Department
                                  Fax No.: (305) 776-9386

If to Tenant                      Homeowners Group, Inc.
                                  400 Sawgrass Parkway
                                  Sunrise, Florida 33325
                                  Attn:____________________________
                                  Fax No.: (305)___________________

With a copy to:                   Homeowners Group, Inc.
                                  400 Sawgrass Parkway
                                  Sunrise, Florida 33325
                                  Attn: Maxine A. Gutman, Esq.
                                  Fax No.: (305)____________________

With a copy to:                   Holland & Knight
                                  One East Broward Boulevard, Suite 1300
                                  Fort Lauderdale, Florida 33301
                                  Attn: James M. Norman, Esq.
                                  Telephone: (305) 525-1000
                                  Fax No.: (305) 463-2030

         Notices personally delivered or sent by overnight courier shall be deemed given on the date of delivery, notices telecopied (and followed by overnight courier) shall be deemed given on the date of telecopy, with confirmation of sending, and notices otherwise mailed in accordance with the foregoing shall be deemed given five (5) days after deposit in the U.S. mails.

                                  ARTICLE XXIV

                                  MISCELLANEOUS

         SECTION 24.1 SUBSTITUTE PREMISES.

                              INTENTIONALLY DELETED

          SECTION 24.2 ENVIRONMENTAL INDEMNITY. Landlord and Tenant agree to indemnify and hold each other harmless from and against any and all loss, claim, liability, damages, injuries to person, property, or natural resources, cost, expense, action or cause of action, arising in connection with the release or presence of any "Hazardous Substances" at or about the Building, through the acts of the other party, its employees, agents or invitees acting with the other party's authority, whether foreseeable or unforeseeable, regardless of the source of such release and when such release occurred or such presence is discovered. The foregoing indemnity includes, without limitation all costs in law or in equity of removal, remediation of any kind, and disposal of such Hazardous Substances, all costs of determining whether the Premises is in compliance and to cause the Premises to be in compliance with all applicable environmental laws, all costs associated with claims for damages to persons, property, or natural resources, and either party's reasonable attorneys' and consultants' fees and court costs. This indemnity shall survive the expiration or earlier termination of this Lease. For the purposes of definition, Hazardous Substances means any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PBCs, - petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9061 ET. SEQ., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C. Section 1802 et seq. Landlord represents that, to the best of its knowledge, no hazardous substances exist in the Building or on the Property at the time Landlord tenders possession of the Premises to Tenant for commencement of construction of Tenant Alterations.

          SECTION 24.3 RADON GAS. Pursuant to Florida Statutes, Section 404.056[8], the following disclosure is required by law: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

          SECTION 24.4 BROKER COMMISSION. Landlord and Tenant covenant, warrant and represent that Stiles Realty Co., Commercial Florida Realty Partners, Inc. and Cushman & Wakefield of Florida (hereinafter collectively "Brokers") were instrumental in bringing about and/or consummating this Lease. Further, neither Landlord nor Tenant have had any conversations or negotiations with any broker except those Brokers concerning the leasing of the Premises. Both parties agree to indemnify the other against and from any claims for any brokerage commissions (except those payable to Brokers) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. This indemnity shall survive the expiration or earlier termination of this Lease. Landlord shall pay all brokerage commissions due Brokers in accordance with a separate agreement between Landlord and Broker.

          SECTION 24.5 FINANCIAL STATEMENTS. Throughout the Term of this Lease, Tenant shall provide Landlord, at the request of Landlord but not more than once annually, its most current and complete annual report and financial statement.

          SECTION 24.6 ESTOPPEL CERTIFICATES. Each party agrees, at any time and from time to time as requested by the other party, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default, and stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Each party shall also include in any such statements such other information concerning this Lease as the other party may reasonably request. In the event either party fails to comply with this Section, such failure shall constitute a material breach of the Lease. If Tenant fails to execute the initial Estoppel Certificate, Rent shall continue to accrue, but Landlord shall be under no obligation to deliver possession of the Premises.

          SECTION 24.7 NO RECORDATION. This Lease shall not be recorded by Tenant in the Public Records of Broward County, Florida, or in any other place. Any attempted recordation by Tenant shall render this Lease null and void and entitle Landlord to the remedies provided for Tenant's default. However, at the request of either party, both parties shall promptly execute, acknowledge and deliver to Landlord a Memorandum of Lease with respect to this Lease, and a Memorandum of Modification of Lease with respect to any modification of this Lease, sufficient for recording. Such Memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease. The party requesting said Memorandum of Lease shall pay for its preparation and recording.

          SECTION 24.8 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Florida. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease shall remain in full force and effect. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

          SECTION 24.9 RELATIONSHIP OF PARTIES. Nothing contained in this Lease will be deemed or construed to create a partnership or joint venture between Landlord and Tenant, or to create any other relationship between the parties other than that of Landlord and Tenant

          SECTION 24.10 CAPACITY TO EXECUTE LEASE. If Tenant is other than a natural person, Tenant represents that it is legally constituted, in good standing and authorized to conduct business in the State of Florida. Tenant further represents that the person who is executing this Lease on its behalf has the full power and authority to perform such execution and deliver the Lease to Landlord, and that upon such execution and delivery, the Lease shall be valid and binding upon Tenant in accordance with its respective terms and conditions. To further evidence the foregoing, upon request by Landlord, Tenant shall deliver to Landlord an appropriate corporate or partnership resolution specifying that the signator to the Lease has been duly authorized to execute same on behalf of Tenant.

          SECTION 24.11 EXCULPATION. Landlord's and Tenant's obligations and liability to each other with respect to this Lease shall be limited solely to Landlord's interest in the Property and Tenant's leasehold interest, and neither Landlord nor Tenant, nor any of the partners of either party, nor any officer, director, or shareholder of either party, shall have any personal liability whatsoever with respect to this Lease.

          SECTION 24.12 WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

          SECTION 24.13 ATTORNEYS'S FEES. In connection with any litigation arising out of this lease, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees through and including appellate litigation and any post judgment proceedings.

SECTION 24.14 OPTION TO RENEW.

          (a) Option Period. So long as Tenant is not in default under this Lease, beyond any applicable notice and cure period either at the time of exercise or at the time the extended term commences. Tenant will have the option to extend the initial ten (10) year term of this Lease for two (2) additional periods of five (5) years (the "option periods") on the same terms, covenants, and conditions of this Lease, except that the monthly rent during the option periods will be ninety-five percent (95 %) of the then current fair market rental rate determined pursuant to paragraph
              (b), but in no event less than the rent being charged in the last year of the initial lease term. Tenant will exercise its options by giving Landlord written notice ("Option Notice") at least two hundred and seventy (270) days prior to the expiration of the initial term of this Lease or first option period.

          (b) OPTION PERIOD MONTHLY RENT. The monthly rent for the option period will be determined as follows:

              1. Landlord and Tenant will have thirty (30) days after Landlord receives the option notice within which to agree on the then fair market rental value of the Premises as defined in paragraph (b)(3). If they agree on the monthly rent for the option period within the aforesaid thirty (30) day period, they will amend this Lease by stating the monthly rent for the option period.

              2. If they are unable to agree on the monthly rent for the option period within the aforesaid thirty (30) days, then, the monthly rent for the option period will be the then fair market rental value of the Premises as determined in accordance with paragraph (b)(4).

              3. The "then fair market rental value of the Premises" means what a Landlord under no compulsion to lease the Premises and a Tenant under no compulsion to lease the Premises would determine as rents for the option period, as of the commencement of the option period, taking into consideration such factors (but not limited to the stated factors) as the uses permitted under this Lease, the quality, size, design, and location of the Premises, and the rent for comparable Premises located in the Plantation/Sunrise office market, the creditworthiness of Tenant, whether there are brokerage commissions due for the extension, lack of vacancy periods, and improvement allowances.

              4. Any dispute or difference between the parties under this
                 Lease with respect to fair market rental value of the Premises shall be resolved by arbitration as provided herein. The party desiring arbitration, shall appoint one arbitrator and notify the other party. The other party, within fifteen (15) days of receipt of the first party's notice, shall also appoint an arbitrator by written notice to the first party. Should the second party not appoint an arbitrator within such fifteen (15) day period, the matter shall be arbitrated by the arbitrator appointed by the first party. Should the second party timely appoint an arbitrator, the two appointed arbitrators shall appoint a third arbitrator within fifteen (15) days after the appointment of the second arbitrator. If the two arbitrators do not agree upon a third arbitrator within said time, the third arbitrator shall be appointed by the Administrative Judge of the Circuit Court in Broward County, Florida. The three arbitrators so appointed shall forthwith proceed to arbitrate the dispute in Broward County, Florida. Each party shall bear the cost of the arbitrator appointed by it, and the parties shall share equally in the cost of the third arbitrator. Except as otherwise provided herein, the arbitration shall be conducted according to the rules and procedures of the American Arbitration Association. Upon the issuance of a final award by the arbitrator, either party may apply to the Circuit Court for an order confirming such final award, in accordance with the provisions of Section 684.24 of the Florida Statutes, as the same may be amended from time to time.

SECTION 24.15 RIGHT OF FIRST OFFER/RIGHT OF FIRST REFUSAL.

          (A) If this Lease is in effect and Tenant has not defaulted under any of the terms and conditions hereunder, Tenant shall have the right of first offer to lease any then unleased space which from time to time becomes available in the adjacent building known as Sawgrass Office Campus, Building "B" during the Term hereof. In the event any such space becomes available for lease, Landlord shall use its best efforts to so notify Tenant, and Tenant shall have ten (10) days thereafter to provide Landlord with written notice of its intention to lease such space at the then current rental rate being paid hereunder. If Tenant fails to respond to Landlord's notice within said ten (10) day period or declines its right of first offer to lease such space, Landlord shall have the right thereafter to market such space to third party tenants. This right of first offer shall be null and void in the event the Office Campus "B" building is sold, at any time during the Lease Term, or any renewal term, to an entity other than the Landlord hereunder. Likewise, Tenant shall have an ongoing right to lease unleased space in said Building "B" on the same terms and conditions of this Lease at the then current rental rate being paid hereunder, provided Landlord is not in receipt of a third party offer to lease such space, in which event the provisions of Subsection (B) below shall apply.

          (B) If this Lease is in effect and Tenant has not defaulted under any of the terms and conditions hereunder, Tenant shall have the right of first refusal relative to any space in the adjacent building known as Sawgrass Office Campus, Building "B" during the term hereof. If, during the term hereof, Landlord shall receive a bona fide offer from any third party to lease space which is available in Office Campus Building "B", which offer Landlord shall desire to accept, or if Landlord makes an offer to any third party to lease space in Office Campus "B", Landlord shall use its best efforts to promptly notify Tenant and Tenant shall have ten (10) days thereafter to provide Landlord with written notice of its intention to lease such space upon the same terms and conditions as set forth in such third party offer. If Tenant fails to respond to Landlord's notice within said ten (10) day period or declines its right of first refusal to lease such space, Landlord shall have the right thereafter to lease such space to a third party tenant without further obligation to Tenant. This right of first refusal shall be null and void in the event the Office Campus Building "B" is sold, at any time during the lease term, or any renewal term, to an entity other than the Landlord hereunder. It is expressly understood and agreed that the foregoing rights of first offer and rights of first refusal are subject to any other rights of first offer or rights of first refusal for the subject space existing as of the date of this Lease.

          In the event Tenant exercises either of its rights set forth in Subsections (A) or (B) above, Landlord shall contribute the same Tenant Improvement Allowance per rentable square foot of expansion space as the initial Premises, multiplied by a fraction, the numerator of which is the number of month then remaining under the Lease, and the denominator of which is 120. Further, in such event with respect to the expansion space, Base Rent and Additional Rent shall commence upon the earlier of ninety (90) days after the expansion space is delivered to Tenant, or Tenant obtains a Certificate of Occupancy for the expansion space.

          (C) In the event Landlord develops a speculative office building within the Office Campus Phase II land as depicted on Exhibit "J" attached hereto, Tenant shall, within fifteen (15) days after the date on which Landlord presents Tenant with a complete written proposal as to all relevant terms and conditions, have the option to lease up to 50% of such building, but in no event less than 5,000 square feet, at a rate to be determined by Landlord in accordance with its proforma for the building, or as otherwise negotiated in good faith by the parties. The Landlord's pro forma for the building that it proposes to Tenant will be no less favorable than the pro forma for the Building upon which it offers to other prospective tenants has been or will be based. Thereafter, Tenant shall have a right of first refusal relative to any space therein. If, during the term hereof, Landlord shall receive a bona fide offer from any third party to lease space which is available in the speculative office building which offer Landlord shall desire to accept, or if Landlord makes an offer to any third party to lease space in the speculative office building, Landlord shall use its best efforts to promptly notify Tenant and Tenant shall have seven (7) days thereafter to provide Landlord with written notice of its intention to lease such space upon the same terms and conditions as set forth in such third party offer. If Tenant fails to respond to Landlord's notice within said seven (7) day period or declines its right of first refusal to lease such space, Landlord shall have the right thereafter to lease such space to a third party tenant without further obligation to Tenant

          (D) Failure of Landlord to provide notice as set forth in Subsections
(A), (B) or (C) above shall not constitute a default under the Lease until the fourth such time Landlord fails to notify Tenant relative to 5,000 square feet or less, or until the second such time Landlord fails to notify Tenant relative to more than 5,000 square feet;; provided, however, in the event Landlord is in default under this Section 24.15, Tenant shall be entitled to its remedies set forth in Section 16.6 above.

          (E) The rights of Tenant and obligations of Landlord under this
Section 24.15 shall be binding on any affiliate of Landlord or any entity controlled by Terry W. Stiles and/or William Horvitz.

          SECTION 24.16 RIGHT OF FIRST REFUSAL TO PURCHASE THE BUILDING. Landlord hereby grants to Tenant the right of first refusal to purchase Sawgrass Office Campus Building "A", Building "B" or the speculative building, provided Tenant has leased not less than fifty (50%) percent of such speculative building (hereinafter collectively the "Building") throughout the term of this Lease. In the event Landlord shall receive a bona fide offer from any third party for the purchase of the Building, which offer Landlord shall desire to accept, or if Landlord makes an offer to any third party to sell the Building, Landlord shall promptly deliver to Tenant a copy of such offer, and Tenant shall, within fifteen (15) days thereafter, respond to Landlord notifying Landlord of its intent to purchase the Building upon the same terms and conditions as set forth in such offer. Should Tenant elect to purchase the Building, the closing shall take place within ninety (90) days of Tenant's written notification to purchase. If Tenant shall not exercise the right of first refusal set forth herein, Landlord shall be free to consummate the transaction on the terms described in the notice, except for any modifications resulting from the purchaser's due diligence.

          SECTION 24.17 CANCELLATION OPTION. Tenant shall have the option to cancel this Lease between the 63rd and the 65th month of the Lease Term (the "First Cancellation Option") and between the 93rd and the 95th month of the Lease Term (the "Second Cancellation Option") by providing Landlord with not less than six (6) months prior written notice, during which time Landlord shall have access to the Premises for the purposes of marketing same to prospective tenants. In the event Tenant exercises the First Cancellation Option, Tenant shall pay to Landlord the equivalent of six (6) months Base Rent at the then prevailing rate. In the event Tenant exercises the Second Cancellation Option, Tenant shall pay to Landlord the equivalent of four (4) months base rent at the then prevailing rate. In addition, Tenant shall pay any paid, but unearned real estate commissions. In the event Tenant exercises any of the foregoing options to cancel, Tenant shall reimburse Landlord for the unamortized portion of Tenant improvements, as well as any paid, but unearned real estate commissions. Additionally, in the event Tenant, in good faith, enters into a lease with Landlord for a minimum of 37,000 square feet in any new or existing building owned by Landlord, upon terms and conditions mutually agreed to by Landlord and Tenant, Tenant shall have the option to cancel this lease. This option to cancel shall be null and void in the event the Building being leased hereunder is sold, at any time during the Lease Term, or any renewal term, to an entity other than the Landlord or any entity controlled by Terry Stiles and/or William Horvitz.

SECTION 24.18 LANDLORD'S REPRESENTATIONS.

          (a) Upon the date of this Lease, Landlord shall own good and marketable fee simple title to the Premises.

          (b) There are no pending or, to the knowledge of Landlord, any threatened actions or legal proceedings affecting the Premises or Landlord's interest therein.

          (c) Landlord is not aware of any facts or circumstances which would materially and adversely affect Tenant's use or value of the Premises.

          (d) This lease, and the consummation of the transactions set forth therein, are valid and binding upon Landlord, and do not constitute a default under any contract to which Landlord is a party or by which it is bound.

          (e) Landlord has not received notice, nor has Landlord any knowledge, of any violation of law, regulation, ordinance, order or other governmental requirements having jurisdiction over or affecting any part of the Premises.

          (f) The current tenant occupying the Premises has executed a Lease Termination Agreement agreeing to vacate the Premises on or before November 15, 1995.

          SECTION 24.19 ENTIRE AGREEMENT. This Lease constitutes the entire understanding between the parties and shall bind the parties hereto, their successors and assigns. No representations, except as herein expressly set forth, have been made by either party to the other, and this Lease cannot be amended or modified except by a writing signed by Landlord and Tenant.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

                                               "TENANT"

                                          Homeowners Group, Inc.
                                          a Delaware corporation

/s/ CARYN M. MAXWELL                       /s/ CARL BUCCELLATO
- -------------------------                 -------------------------------


/s/ MAXINE A. GUTMAN                      By: /s/ CARL BUCCELLATO
- -------------------------                 -------------------------------
                                          Print Name & Title
                                          Pres./CEO

                       (SIGNATURES CONTINUED)

                                                     "LANDLORD"

Signed, sealed and delivered              Camtech Associates
in the presence of:                       a Florida general partnership

                                          By: C2T, Ltd. a Florida limited
                                              Partnership, General


                                          By: C2T, Ltd. a Florida limited
                                              Partnership, General

/s/ [ILLEGIBLE]
- --------------------------

/s/ [ILLEGIBLE]                           By: /s/ TERRY W. STILES
- --------------------------                    ----------------------------
                                              Terry W. Stiles, its President

                                  Exhibit "A"

                             Floor Plan of Premises

Floor plan for Building A.

                                   Exhibit "B"
                                 Legal Description

LAND DESCRIPTION

PHASE I

A portion of Parcel 1, MARINA WEST PARCEL A, according to the plat thereof, as recorded in Plat Book 121, Page 17 of the Public Records of Broward County, Florida, more particularly described as follows:

COMMENCE at the northeast corner of said Parcel 1; thence S 0-04'35" E, along the east boundary of said Parcel 1, and the westerly right-of-way line of N.W. 136th Avenue, as shown on said plat and amended by resolution recorded in Official Records Book 14278, Page 881 and by Special Warranty Deed recorded in Official Record Book 14244, Page 593, all of the Public Records of Broward County, Florida, a distance of 191.97 feet; thence N 89- 55'25" E., 12.00 feet; thence S 06-45'59" W, 100.72 feet; thence S 0-04'35" E. 82.63 feet to the POINT OF BEGINNING; thence continue S 0-04'35" E. 36.40 feet; thence N 89-55'25" E,
12.00 feet; thence S 0-04'35" E, 27.97 feet; thence S 0-06-45'59" W, 100.72 feet; thence S 0-04'35" E, 76.55 feet, (the last five courses described being coincident with said right-of-way line); thence S 89-55'25" W, 54.75 feet; thence S 0-04'35" E, 42.51 feet; thence S 44-55'26" W, 102.51 feet; thence S
89-55'25" W, 78.01 feet; thence S 0-04'25" E, 34.00 feet to a point of intersection with the northerly right-of-way line of Sawgrass Corporate Parkway, as described in Official Records Book 14312, Page 78 of the Public Records of Broward County, Florida; thence S 89-55'25" W, along said right-of-way line,
137.61 feet; thence northwesterly, along said right-of-way line and along the arc of a tangent curve being concave to the northeast, having a radius of 382.26 feet, a delta of 41-33'34", an arc distance of 277.27 feet; thence N 56- 41'38" E, 46.87 feet; thence N 37-54'35" E, 65.31 feet to a point on the arc of a non-tangent curve (radial line through said point bears S 36- 49'33" W); thence northwesterly, along the arc of said curve being concave to the northeast, having a radius of 120.00 feet, a delta of 53-05'53", an arc distance of 111.21 feet; thence N 0-04'35" W, 100.59 feet; thence N 89- 55'25" E, 375.00 feet thence N 0-04'35" W, 20.00 feet; thence N 89-55'25" E, 190.00 feet to the POINT OF BEGINNING.

Said lands lying in Broward County, Florida containing 9.361 acres, more or less.

                                  EXHIBIT "D"

                              ESTOPPEL CERTIFICATE

RE: Premises:______________________________

Suite No:_________

LEASE DATED:_______________

BETWEEN_______________________________________, (Landlord) and

____________________________________________(Tenant)

 1. The Lease is presently in full force and effect and is unmodified except as indicated at the end of this Certificate.

 2. Tenant took possession of the Premises on

 3. The Term of the Lease commences on __________, and expires on___________

 4. Tenant has accepted possession of the Premises and all improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant.

 5. No Rent under the Lease has been paid more than 30 days in advance of its due date.

 6. Landlord has not defaulted in its obligations under the Lease to Tenant.

 7. Tenant, as of this date, has no charge, lien, cause of action, claim or right of offset against Landlord under the Lease or otherwise, against rents or other charges due or to become due under the Lease.

 8. There are no oral agreements between the parties to this Lease or relating to this Lease and there have been no oral representations made by either party which are being relied upon by either party except as indicated at the end of this certificate. The purpose of this statement is to make clear that the entire agreement between the parties has been reduced to writing.

 9. Tenant is leasing rentable square feet in the Building.

10. The present Base Rent is $ per square foot, per year.

11. Tenant's security deposit is $___________ and has been paid in full and is presently held by Landlord.

                         ________________________

                         BY:_____________________

                                   EXHIBIT "E"

                           TENANT RULES & REGULATIONS

 1.    PARKING

       Tenants and occupants of the building shall have access to the parking area through common driveways. The parking areas are non-exclusive and available to all Tenants and their employees, licensees, and guests, other than reserved spaces. Landlord may, at any time during the term by notice to Tenant, designate for Tenants' use other reasonable parking spaces on the land, provided the number of parking spaces is not reduced, by mutual agreement. No commercial or recreational vehicles shall be parked on the premises except those vehicles parked on a short-time temporary basis while delivering, repairing or servicing the Building and/or its Tenants.

 2.    SIGNAGE

       Tenant shall not affix any device, sign or other fixture to the outside of the building without the written consent of the Landlord, in each and every case, which consent shall not be unreasonably withheld.

       It is understood that there shall be uniformity as to appearance of all signage relating to this Building. Signage shall consist of the following:

       A. A site sign designed by Landlord and maintained by Landlord shall contain the name of the Center.

       B. All signage for the building will be of the same look and family size and letter style. No advertising type signs shall be allowed. The Landlord reserves the right, however, to attach such signs to the Premises as are necessary for leasing and marketing purposes.

 3. No awnings or other projections shall be attached to the outside walls of the Building, except as permitted in Tenant's Plans and Specifications approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition, or wall which may appear unsightly from inside or outside of the Premises.

 4. The parking areas, sidewalks, entrances, passages, courts, stairways, corridors, and halls shall not be obstructed or encumbered by any Tenant, unless a Tenant is specifically granted such right in his Lease, nor used for any purpose other than ingress or egress to and from the Premises and for parking.

 5. In the event Tenant must dispose of crates, boxes, etc. which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of the building or parking areas, excepting Tenant's own premises for disposal.

 6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be placed therein. All damages resulting from any misuse of the fixtures shall be become by the Tenant who, or whose servants, employees, agents, visitors, or licensees shall have caused the same.

 7. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

 8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, musical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of the doors, windows, or skylights, or down the passageways.

 9. Each Tenant, upon occupancy of its space, will be issued two (2) keys to the leased space. Without first obtaining Landlord's written consent which shall not be unreasonably withheld or delayed, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in - existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, return to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the need for additional keys, or the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost thereof, as determined, from time to time, by the Landlord.

10. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2 inch thick plank strips to distribute the weight. The moving of safes or other fixtures or bulky matter of any kind must be made after previous notice to the Manager of the building. Any damage done to the Building or to the Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

11. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

12. The Landlord may retain a pass key to the Leased Premises, and allowed admittance thereto at all times to enable the representatives to examine the said Premises.

13. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

14. No Tenant, nor any of the Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical or substance, except as are reasonably and customary in connection with Tenant's permitted use.

15. Landlord will not be responsible for any lost or stolen personal property, equipment, money or jewelry from Tenant's Premises or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

16. Tenant shall not use the Premises for housing, lodging, sleeping nor any immoral or illegal purpose.

17. Tenant and its employees, and visitors are not permitted to smoke in the Building.

18. Tenant shall not operate, or permit to be operated, any mechanical machinery, steam engine, or boiler without Landlord's written consent, in each and every case; Tenant will not allow the use of oil, burning fluids, kerosene, gasoline or other fuels within the Premises.

19. No article deemed as extra hazardous on account of fire or explosion shall be brought into the Premises.

20.    No loitering or littering.

21. In the event of any inconsistency between the Lease with Tenant and the rules and regulations herein, the terms of the Lease shall control.

                                  EXHIBIT " F"

                          ELECTRICAL SERVICE AGREEMENT

PREMISES:                           Suite:_________

                                    Address:__________________________

                                    __________________________________

LEASE DATED:________________________

BETWEEN:__________________________________________________


                        and

        __________________________________________________


1. Tenant's electrical service is separately metered.

2. Tenant is responsible for initiating and terminating electrical service.

3. Tenant's security deposit will be applied to any unpaid electric utility bills, if applicable.